The Sentinel Funds Class A, Class B, Class C, Class D and Class S Supplement dated June 17, 2009 to the Prospectus dated March 31, 2009

Class C Shares of the Sustainable Core Opportunities Fund

Effective July 31, 2009, the Class C shares of the Sustainable Core Opportunities Fund will be closed to new investors, new purchases and exchanges. At the close of business July 31, 2009, current shareholders of Class C shares of the Sustainable Core Opportunities Fund will have their shares automatically converted to Class A shares of that Fund on the basis of relative net asset value per share of the two classes without the imposition of any sales load, fee or other charge. Affected shareholders will not incur any transaction costs in connection with this conversion. The Class A shares received in the conversion will remain subject to the Contingent Deferred Sales
Charge (“CDSC”) of the Class C shares, and for this purpose, the time the Class C shares were held will be “tacked”
onto the holding period for the newly converted Class A shares.

Class C Shares of the Sustainable Growth Opportunities Fund

Effective July 31, 2009, the Class C shares of the Sustainable Growth Opportunities Fund will be closed to new investors, new purchases and exchanges. At the close of business July 31, 2009, current shareholders of Class C shares of the Sustainable Growth Opportunities Fund will have their shares automatically converted to Class A shares of that Fund on the basis of relative net asset value per share of the two classes without the imposition of any sales load, fee or other charge. Affected shareholders will not incur any transaction costs in connection with this conversion. The Class A shares received in the conversion will remain subject to the Contingent Deferred Sales
Charge (“CDSC”) of the Class C shares, and for this purpose, the time the Class C shares were held will be “tacked”
onto the holding period for the newly converted Class A shares.

Mid Cap Growth Fund
Effective August 3, 2009, the third and fourth sentences of the section of the Prospectus titled “Sentinel Mid Cap
Growth Fund – Principal Investment Strategies” are hereby deleted and replaced with the following sentence:

For this purpose, mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.

SF1049(0609)

Cat. No. 51023